Significant partly-owned subsidiaries	12 Months Ended
Dec. 31, 2020
Significant partly-owned subsidiaries
Significant partly-owned subsidiaries

33. Significant partly-owned subsidiaries

The Group holds an ownership interest of 50% plus one share in Nokia Shanghai Bell’s parent company, Nokia Shanghai Bell Co., Ltd. (NSB), with China Huaxin Post & Telecommunication Economy Development Center (China Huaxin) holding the remaining ownership interests. The Group applied judgment to conclude that it is able to control NSB based on an assessment of various factors including the ability to nominate key management personnel, decision-making related to the management of NSB operations and the Group’s exposure to variable returns from NSB.

In 2017, the Group entered into a contractual arrangement providing China Huaxin with the right to fully transfer its ownership interest in NSB to the Group and the Group with the right to purchase China Huaxin’s ownership interest in NSB in exchange for a future cash settlement. To reflect this, the Group derecognized the non-controlling interest balance related to NSB and recognized a financial liability based on the estimated future cash settlement.

The financial liability is measured based on the expected future cash settlement to acquire the non-controlling interest in NSB.  The measurement of the financial liability is complex as it involves estimation of the option exercise price and the distribution of excess cash balances upon exercise.  The Group decreased the value of the financial liability to reflect a change in estimate of the future cash settlement resulting in the recognition of a EUR 79 million gain (EUR 64 million in 2019) in financial income and expenses. As of December 31, 2020, the expected future cash settlement amounted to EUR 420 million (EUR 639 million in 2019).

Financial information for the Nokia Shanghai Bell Group(1):

EURm	2020	2019
Summarized income statement
Net sales(2)	1 376	2 013
Operating loss	(3)	(26)
Loss for the year	(14)	(47)
Loss for the year attributable to:
Equity holders of the parent	(14)	(47)
Non-controlling interests(3)	–	–
Summarized statement of financial position
Non-current assets	577	651
Non-current liabilities	(150)	(192)
Non-current net assets	427	459
Current assets(4)	1 984	2 669
Current liabilities	(1 228)	(1 637)
Current net assets	756	1 032
Net assets(5)	1 183	1 491
Non-controlling interests(3)	–	–
Summarized statement of cash flows
Net cash from operating activities	189	125
Net cash used in investing activities	(26)	(87)
Net cash (used in)/from financing activities(6)	(376)	38
Net (decrease)/increase in cash and cash equivalents	(213)	76

(1)   Financial information for the Nokia Shanghai Bell Group is presented before eliminations of intercompany transactions with the rest of the Group but after eliminations of intercompany transactions between entities within the Nokia Shanghai Bell Group.

(2)   Includes EUR 104 million (EUR 100 million in 2019) net sales to other Group entities.

(3)   Based on the contractual arrangement with China Huaxin, the Group does not recognize any non-controlling interest in NSB.

(4)   Includes a total of EUR 604 million (EUR 819 million in 2019) of cash and cash equivalents and current financial investments.

(5)   The distribution of the profits of NSB requires the passing of a special resolution by more than two-thirds of its shareholders, subject to a requirement that at least 50% of the after-tax distributable profits are distributed as dividends each year.

(6)  Includes EUR 144 million dividend paid to China Huaxin in 2020.